Long-term loan	12 Months Ended
Oct. 31, 2024
Borrowings [abstract]
Long-term loan [Text Block]

9.  Long-term loan

The Company was granted a $60,000 CAD ($44,806 USD) unsecured, interest-free loan from the Government of Canada under the Canada Emergency Business Account ("CEBA") program to cover its operating costs (the "CEBA Loan"). If the Company were to have repaid $40,000 CAD ($29,871 USD) of the aggregate amount advanced on or before January 18, 2024, the repayment of the remaining $20,000 CAD would have been forgiven. The balance was not paid by January 18, 2024, and as a result, on January 19, 2024 the CEBA loan was converted to a 3-year term loan, bearing interest at 5% per annum, paid monthly. The total principal balance plus any accrued and unpaid interest is payable in full on December 31, 2026. The amount of interest expense incurred during the year ended October 31, 2024 is $1,764 (2023 - $nil).

The continuity of the long-term loan is summarized as follows:

Balance, October 31, 2022	$43,796
Foreign exchange	(542)
Balance, October 31, 2023	$43,254
Accrued interest	1,764
Foreign exchange	(212)
Balance, October 31, 2024	$44,806

The following represents a maturity analysis of the Company's undiscounted contractual loan obligations as at October 31, 2024:

USD
Less than one year	$2,156
Between one and five years	$45,632